January 9, 2003

Dear Vintage Aggressive Growth Fund Shareholder:

The Vintage Aggressive Growth Fund changed its name to Vintage Growth Fund effective January 6, 2003. The Fund's investment objective of long-term capital appreciation through a growth style of investing remains the same and investment policies were not changed.

In recent months, the Fund has invested in a portfolio of securities of mostly larger capitalization companies. Mutual fund analysts currently classify the Fund as a large capitalization growth fund and management has determined to continue this focus, notwithstanding investment policies that give wide latitude in investing for growth, including investments in small to mid capitalization companies and illiquid securities. As part of our continuing effort to improve the investment products for our shareholders, we have recently reviewed the investment mandate for the Vintage Aggressive Growth Fund.

As you know, the Fund can invest in stocks that exhibit the potential for above-average growth. In the past, this has resulted in the Fund investing in a wide range of securities that consist of small to large capitalized companies. Recently, however, the Fund has moved toward a portfolio of mostly larger capitalized companies. As a result, effective January 6, 2003, the name of the Fund changed to Vintage Growth Fund. Eliminating the word "aggressive" from the name of the Fund is appropriate and is more consistent with the management style of the Fund. The ticker symbol for the Fund will not change and remains AVAGX.

Although the name of the Fund is changing, the investment objective of long-term capital appreciation through a growth style of investing remains the same. However, instead of looking at the universe of virtually all equity securities, from small to large cap companies, the management focus of the Fund will emphasize primarily large cap companies that show strong or increasing potential for growth. In looking for such investments, companies that exhibit a number of characteristics that provide a strong basis for long-term growth will be selected. These characteristics are above-average or accelerating growth in revenue and earnings, strong cash flow, high return on equity, strong competitive position, strong management, sound financial condition and attractive stock prices relative to potential long-term growth. Focusing on these characteristics should result in the Fund experiencing more consistent returns with less volatility over the long run.

Thank you for your continued investment in the Fund during this very difficult market environment. As the outlook for the stock market eventually improves, we feel confident the Fund will be positioned to reward shareholders. If you have questions or comments, please call us at 1-800-438-6375, or visit us at the nearest AMCORE branch.

Sincerely,

Dave Miles

President, Vintage Mutual Funds

Please be advised of the following facts about mutual funds: *Not FDIC insured *No bank guarantee *May lose value

Distributor: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219